                                                     [Letterhead]




                       Consent of Independent Auditors


We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated as referred to in Schedule I with respect to the audits referred to in Schedule I for the year ended December 31, 1994, and to the incorporation by reference in this Current Report on Form 8-K/A of our reports dated as referred to in Schedule II with respect to the audits referred to in Schedule II for the year ended December 31, 1995. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 [(No. 333-26415)], AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755) all filed with the Securities and Exchange Commission.


                                         /s/ Dauby O'Connor & Zaleski, LLC
                                         ------------------------------------
September 2, 1997                        Dauby O'Connor & Zaleski, LLC
Indianapolis, Indiana                    Certified Public Accountants



     8395 Keystone Crossing, Suite 203          Indianapolis, Indiana 46240
     317-259-6857                                         Fax: 317-259-6861

                                  SCHEDULE I
                  AUDITS FOR THE YEAR ENDED DECEMBER 31, 1994


Report Date                     Partnership Name
- -----------------               ----------------------------------------
January 7, 1995                 Brookview Apartments Company Limited
March 13, 1995                  Clover Ridge East Limited Partnership
January 7, 1995                 Colony Apartments Company Limited
January 25, 1995                East Hampton Limited Partnership
January 25, 1995                Edgewood II Associates
January 20, 1995                Fairburn & Gordon Associates, Phase I
January 20, 1995                Fairburn & Gordon Associates, Phase II
January 30, 1995                Laing Village
January 25, 1995                Oakland City/West End Associates, Ltd.
January 30, 1995                Orangeburg Manor
February 6, 1996, except
 for Note 8 which is
 dated June 9, 1995             Parkways Associates
January 25, 1995                Pleasant Valley Apartments, Ltd.
January 25, 1995                Sandy Springs Associates, Ltd.
February 8, 1995                The Oak Park Partnership
February 6, 1995, except
 for Note 8 which is
 dated June 9, 1995            The Rogers Park Partnership
February 8, 1995                Tiffany Rehab Associates
January 20, 1995                Village Green Apartments Company Limited
January 25, 1995                Vineville Towers Associates, Ltd.
January 20, 1995                Westgate Apartments

                                  SCHEDULE II
                  AUDITS FOR THE YEAR ENDED DECEMBER 31, 1995


Report Date                     Partnership Name
- -----------------               ----------------------------------------
January 19, 1996                Brookview Apartments Company Limited
February 22, 1996               Clover Ridge East Limited Partnership
January 19, 1996                Colony Apartments Company Limited
January 19, 1996                East Hampton Limited Partnership
January 19, 1996                Edgewood II Associates
January 19, 1996                Fairburn & Gordon Associates, Phase I
January 19, 1996                Fairburn & Gordon Associates, Phase II
January 19, 1996                Laing Village
January 19, 1996                Oakland City/West End Associates, Ltd.
January 19, 1996                Orangeburg Manor
January 19, 1996                Pleasant Valley Apartments, Ltd.
January 25, 1996                Sandy Springs Associates, Ltd.
February 22, 1996               Tiffany Rehab Associates
January 19, 1996                Village Green Apartments Company Limited
January 19, 1996                Vineville Towers Associates, lTD.
January 19, 1996                Westgate Apartments